Exhibit 10.4

Execution Version

FIRST AMENDMENT
TO
CREDIT AGREEMENT

DATED AS OF
SEPTEMBER 30, 2011

AMONG

LRE OPERATING, LLC,

AS BORROWER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of September 30, 2011, is among LRE OPERATING, LLC, a Delaware limited liability company (the “Borrower”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 22, 2011 (the “Credit Agreement”), pursuant to which the Lenders shall make certain loans to, and extensions of credit on behalf of, the Borrower.

B.            The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           Amendment to Section 2.07(b).  Section 2.07(b) is hereby amended and restated in its entirety to read as follows:

“(b)         Scheduled and Interim Redeterminations.  The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on May 1st and November 1st of each year, commencing with a one-time redetermination on December 1, 2011, followed by semi-annual redeterminations commencing on May 1, 2012.  In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time during any 6 month period, each elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (an “Interim Redetermination”) in accordance with this Section 2.07.”

2.2           Amendment to Section 6.01.  Section 6.01(s) and the paragraph immediately following, but before Section 6.02, is hereby amended and restated in its entirety to read as follows:

“(s)         The consummation of an offering and sale to the public of Equity Interests consisting of common units in LRR Energy, L.P. pursuant to an effective registration statement under the Securities Act filed on Form S-1, as amended, shall have occurred.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., New York City time, on November 17, 2011 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).”

2.3           Amendment to Section 10.01.  Section 10.01(e) is hereby amended and restated in its entirety to read as follows:

“(e)         any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), Section 10.01(b) or Section 10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (A) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of the Majority Lenders) or (B) a Responsible Officer of the Borrower or such Subsidiary otherwise becoming aware of such default.”

Section 3.               Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

3.1           Executed Counterparts of First Amendment.  The Administrative Agent shall have received from the Lenders required by the Credit Agreement and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment.

3.2           Further Assurances.  The Administrative Agent shall have received such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Administrative Agent in form and substance, as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.3           No Defaults.  No Default or Event of Default shall have occurred and be continuing, before and after giving effect to the terms of this First Amendment.

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Section 4.               Miscellaneous.

4.1           Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2           Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and Parent hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each of the Loan Documents to which it is a party and agrees that each of the Loan Documents to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, both before and after giving effect to the terms of this First Amendment no Default has occurred and is continuing.

4.3           Loan Documents.  This First Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection herewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto and thereto.

4.4           Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this First Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

4.5           NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

4.6           GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	LRE OPERATING, LLC

	By:	LRR Energy, L.P., its sole member

	By:	LRE GP, LLC, its general partner

	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Chief Financial Officer

PARENT:	LRR ENERGY, L.P.

	By:	LRE GP, LLC, its general partner

	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Chief Financial Officer

Signature Page

First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N. A.
as Administrative Agent, Issuing Bank, Swing Line Lender, and Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Director

Signature Page

First Amendment to Credit Agreement

SYNDICATION AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Christopher T. Renyi
	Name:	Christopher T. Renyi
	Title:	Vice President

Signature Page

First Amendment to Credit Agreement

JOINT LEAD ARRANGER:	WELLS FARGO SECURITIES, LLC

	By:	/s/ R. Jeremy Burge
	Name:	R. Jeremy Burge
	Title:	Vice President

Signature Page

First Amendment to Credit Agreement

JOINT LEAD ARRANGER:	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.

	By:	/s/ David Banmiller
	Name:	David Banmiller
	Title:	Director

Signature Page

First Amendment to Credit Agreement

CO- DOCUMENTATION AGENT:	BNP PARIBAS

	By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Signature Page

First Amendment to Credit Agreement

CO- DOCUMENTATION AGENT:	CITIBANK, N.A.

	By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

Signature Page

First Amendment to Credit Agreement

CO- DOCUMENTATION AGENT:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page

First Amendment to Credit Agreement

LENDERS:	COMERICA BANK

	By:	/s/ Paul J. Edmonds
	Name:	Paul J. Edmonds
	Title:	Vice President

Signature Page

First Amendment to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page

First Amendment to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Wakeford Thompson
Name:	Wakeford Thompson
Title:	Vice President

Signature Page

First Amendment to Credit Agreement